UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2013

Titan Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27436	94-3171940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 650-244-4990

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

FDA Meeting Request

On September 4, 2013, Titan Pharmaceuticals, Inc. (the “Company” or “Titan”) announced that a request for a meeting has been submitted to the U.S. Food and Drug Administration (“FDA”) to discuss Probuphine.

The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Braeburn Management

Braeburn Pharmaceuticals Sprl (“Braeburn”) has advised the Company that Frank Young, M.D., Ph.D. has joined Braeburn as Executive Vice President, Clinical and Regulatory Affairs, and will assume Garry Neil, M.D.’s role as Braeburn’s representative in connection with all oral and written communications with the FDA relating to the Probuphine New Drug Application. Dr. Young served as Commissioner of the FDA between 1984 and 1989.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated September 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2013	TITAN PHARMACEUTICALS, INC.

	By:	/s/ Sunil Bhonsle
Name: Sunil Bhonsle
Title: President

Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 4, 2013.